Exhibit 10.1

SUBSCRIPTION AGREEMENT

Series B – 8% Cumulative Convertible Nonparticipating Perpetual Preferred Stock

BofI Holding, Inc.

Subscription Agreement Instructions

BofI Holding, Inc., a Delaware corporation (the “Company”), is offering for sale up to 14,000 shares of its Series B – 8% Cumulative Convertible Nonparticipating Perpetual Preferred Stock (the “Shares”), as described in its letter for the offering of Shares as of June 5, 2008 (the “Offering Letter”). If, after thoroughly considering an investment in the Shares, including reviewing all information you deem material to your investment decision, you elect to subscribe for Shares, please follow the following procedures:

1.	Subscription Agreement: Please carefully and completely read the Subscription Agreement and be certain that you understand and agree with all of its terms. In particular, please pay special attention to Section B., containing the representations and warranties made by you, the investor, as well as to Section D., containing certain understandings, acknowledgements and agreements by you.

2.	Signature Page: Please complete and execute the appropriate Signature Page attached to this Subscription Agreement. Please verify that you have the correct Signature Page for the kind of person or entity that is subscribing for Shares.

If the Subscriber is a(n):	Use the Signature Page Entitled:
Individual	Individual Signature Page
Living Trust or Inter Vivos Trust	Individual Signature Page
Individual Retirement Account (“IRA”)	Individual Signature Page
Other Retirement Plans	Individual Signature Page
Corporation	Corporation Signature Page
General or Limited Partnership	Partnership Signature Page
Limited Liability Company	Partnership Signature Page
Trust (other than living or inter vivos trusts)	Trust Signature Page

If you have any questions about the selection of the appropriate Signature Page, please contact the Company.

Please complete, date and execute the Signature Page, as instructed, and return it to the Company with the Subscription Agreement.

3.	IRS Form W-9: Please complete, execute and return the attached IRS Form W-9.

4.	Return of Executed Subscription Documents to the Company: Please return the to the Company in the enclosed, pre-addressed return envelope the following subscription documents: (a) Subscription Agreement; (b) Signature Page, Questionnaire and Certification; (c) IRS Form W-9; and (d) a check in the full amount of your subscription, payable to “BofI Holding, Inc.” If you intend to wire subscription funds, please contact Andy Micheletti (858) 350-6211 or andym@bankofinternet.com) before wiring funds.

Upon receipt, the Company will review each subscription and determine its acceptability. An incomplete or improperly completed subscription will delay consideration and “acceptance” of your subscription. The Company will do its best to notify you of the disposition of your subscription as soon as reasonably practicable. The Company reserves the right to reject any subscription, in whole or in part, in its sole and absolute discretion

5.	If you have any questions about these procedures, please direct all questions to:

Andy Micheletti at (858) 350-6211 or andym@bankofinternet.com

Jerry Englert at (858) 756-4034 or jerry1709@aol.com

Ted Allrich at (650) 494-3885 or tedallrich@aol.com

SUBSCRIPTION AGREEMENT

BofI Holding, Inc.

Series B Preferred Stock

BofI Holding, Inc.

12777 High Bluff Drive, Suite 100

San Diego, California 92130

This Subscription Agreement (the “Agreement”) is made by and between BofI Holding, Inc., a Delaware corporation (the “Company”), and the undersigned subscriber who is subscribing to purchase shares of Series B – 8% Cumulative Convertible Nonparticipating Perpetual Preferred Stock (the “Shares”).

In consideration of the Company’s agreement to sell Shares to the undersigned upon the terms and conditions set forth in this Subscription Agreement, the undersigned agrees and represents as follows:

A. SUBSCRIPTION

1. The undersigned hereby irrevocably subscribes (the “Subscription”) for and agrees to purchase the number of Shares at the purchase price per Share, in the aggregate dollar amount indicated on the signature page (the “Subscription Amount”). The undersigned tenders with this Subscription Agreement the Subscription Amount in immediately available funds to the Company (the “Payment”).

2. The undersigned understands that the Payment will be held for his, her or its benefit up to the time the Subscription is accepted or rejected.

3. The undersigned agrees that the Company reserves the right to reject any Subscription, in whole or in part, in its sole discretion. The undersigned further acknowledges and agrees that the Company will determine in its sole discretion, if and when the Subscription is accepted.

B. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The undersigned hereby represents and warrants to, and agrees with, the Company, as follows:

1. Shares are being purchased for the undersigned’s own account, for investment purposes only, not for the account of any other person, and not with a view to distribution, assignment, or resale to others, or to fractionalization in whole or in part. No other person has or will have a direct or indirect beneficial interest in the undersigned’s Shares. The undersigned will not sell, hypothecate, or otherwise transfer the undersigned’s Shares unless:

(a) the Shares are registered under the Securities Act of 1933 (the “Act”) and all applicable state securities laws, or (b) in the opinion of counsel, concurred in by counsel to the Company, an exemption from the registration requirements of the Act and such state laws is available.

2. The undersigned has sufficient savings, investments, reserves, or cash flow to withstand a complete loss of his or her or its investment in the Company and, to the extent the undersigned is an individual, the undersigned can provide for his or her living expenses for the foreseeable future assuming such a complete loss.

3. In evaluating the suitability of an investment in the Company and in deciding to invest in Shares, the undersigned has neither received nor relied upon any oral or written representations from the Company or any other person, except as expressly set forth in this Agreement. With respect to United States tax and other economic considerations involved in this investment, the undersigned is not relying on the Company or any other person with respect to evaluating the suitability of an investment in the Company. The undersigned has carefully considered and, to the extent the undersigned believes such discussion necessary, has discussed with the undersigned’s professional legal, tax, accounting and financial advisors the suitability of an investment in the Company for the undersigned’s particular tax and financial situation, and the undersigned has determined that the Shares being subscribed for by the undersigned are a suitable investment for the undersigned.

4. The undersigned acknowledges that he, she or it has read and understands the Offering Letter and the Information Attachment, including all Exhibits thereto (the “Information Attachment”), and acknowledges that the Company has made available to the undersigned all documents and information that the undersigned has requested relating to an investment in the Company and that the undersigned considers material, necessary and desirable to making the undersigned’s investment decision (excluding those information requests which would cause the Company unreasonable burden of time or expense to provide).

5. The undersigned recognizes that an investment in the Company involves substantial risks, including the possibility of the loss of the entire amount of such investment. The undersigned is capable of identifying and evaluating all of the risks and other considerations related to the purchase of the Shares, including but not limited to, the risk factors and other investment considerations identified in the Offering Letter, the Information Attachment.

6. If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate or retirement plan: (i) such partnership, corporation, trust or estate or retirement plan has been duly organized in accordance with applicable law and is duly qualified (a) to execute and deliver this Subscription Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust or estate or retirement plan or by use of a power of attorney in connection with the purchase of its Shares, and (b) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate or retirement plan is binding upon such partnership, corporation, trust or estate or retirement plan;

and (iii) such partnership, corporation, trust or estate or retirement plan has not been formed for the specific purpose of acquiring such Shares, unless each beneficial owner of such entity is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Act (“Regulation D”) and has submitted information substantiating such qualification.

7. The undersigned shall indemnify and hold harmless the Company and the officers, directors, employees, agents and representatives of the Company who is or are a party or is or are threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to the Company concerning the undersigned, or the undersigned’s financial position in connection with the offering or sale of the Shares, including, without limitation, any such misrepresentation, misstatement or omission contained in the Questionnaire and Certification submitted by the undersigned, against losses, liabilities, and expenses for which the Company or any officer, director, employee, agent, and representative of the Company has not otherwise been reimbursed (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such person or entity in connection with such action, suit or proceeding.

8. The undersigned is an “accredited investor,” as defined in the applicable securities laws. Specifically, the undersigned meets at least one of the following criteria: (i) you are a director or executive officer of the Company; (ii) you have a net worth (either individually or together with a spouse) exceeding $2,500,000 (notwithstanding that the minimum personal net worth required for “accredited investors” under federal and state securities laws is $1,000,000); (iii) you have individual income (not counting your spouse’s) in excess of $200,000 in each of calendar years 2006 and 2007, and you reasonably expect your individual income in calendar 2008 to exceed $200,000; or (iv) together with your spouse, you have joint income (including your spouse’s) in excess of $300,000 in each of calendar years 2006 and 2007, and you reasonably expect your joint income in calendar 2008 to exceed $300,000.

C. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the undersigned as follows:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

2. The Company has all requisite legal and corporate power to execute and deliver this Agreement and to sell and issue the Shares hereunder.

3. As of the date hereof, the authorized capital stock of the Company consists of 25,000,000 shares of common stock, $.0l par value per share, of which 8,287,590 shares are issued and outstanding, and 1,000,000 shares of preferred stock, $.0l par value per share, of which 515 shares of Series A Preferred Stock are issued and outstanding. All issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no pre-emptive rights with respect to the capital stock of the Company. The Company has no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock or other securities of the Company, other than: (a) shares issuable pursuant to the exercise of stock options outstanding under the Company’s 1999 Stock Option Plan; (b) the Company’s 2004 Stock Incentive Plan; and (c) outstanding shares of Series A Preferred Stock. The undersigned has reviewed and understood the disclosure in the Information Attachment describing the securities of the Company, including the stock options and compensation identified above.

4. All corporate action on the part of the Company, its directors, and its stockholders necessary for the sale and issuance of the Shares and the performance of the Company’s obligations hereunder has been taken, or will be taken. When and if accepted by the Company, this Subscription Agreement will be a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors. The Shares, when paid for and issued pursuant hereto, will be validly issued, fully paid and nonassessable.

D. UNDERSTANDINGS, ACKNOWLEDGEMENTS AND AGREEMENTS

The undersigned understands, acknowledges and agrees with the Company as follows:

1. Your Subscription may be rejected, in whole or in part, by the Company in its sole discretion. If your Subscription is accepted by the Company, the consummation of the sale of Shares to you shall occur on the Acceptance Date as defined in the letter “Acceptance of Subscription to Purchase Preferred Stock”.

2. This Subscription is and shall be irrevocable, except with the written consent of the Company and except that the undersigned shall have no obligation for this Subscription in the event that this Subscription is rejected in full for any reason.

3. No governmental agency has made any finding or determination as to the fairness of the terms of this offering for investment, nor any recommendation or endorsement of the Shares.

4. The Shares have not been registered under the Securities Act or any state securities laws in reliance upon the exemption provided by, and pursuant to regulations promulgated under, Section 4(2) of the Act relating to transactions not involving a public offering. The Company is not under any obligation to register the Shares on behalf of the undersigned or to assist the undersigned in complying with any exemption from registration.

5. There is no public or other market for the Shares and no such public or other market is expected to develop. There can be no assurance that the undersigned will be able to sell or dispose of the undersigned’s Shares and the undersigned may have to bear the economic risk of this investment in the Shares indefinitely. It is understood that in order not to jeopardize the offering’s exempt status under Section 4(2) of the Act and Regulation D, the transferee may at a minimum be required to fulfill the investor suitability requirements prescribed under Regulation D.

6. The stock certificates evidencing Shares will be endorsed with the following legend:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED PURSUANT TO THE PROVISIONS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED STATING THAT SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION.”

7. In making an investment decision, investors must rely on their own examination and evaluation of the Company and the terms of the offering, including the merits and risks involved. The Shares have not been recommended by any federal or state securities commission or other regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy, or determined the adequacy of, the Offering Letter, the Information Attachment, the Subscription Agreement or any other document relating to the offering of Shares, and have not endorsed the merits of the private placement described in the Offering Letter. Any representation to the contrary is a criminal offense.

8. The undersigned has carefully reviewed and understood all information provided by the Company in connection with a prospective subscription for Shares, including, but not limited to, the Offering Letter and the Information Attachment. The undersigned further acknowledges and understands that the Company did not specially prepare a private offering memorandum and the undersigned agrees that such a memorandum was not necessary for the undersigned inasmuch as the undersigned is an “accredited investor,” for the reasons set forth in the Questionnaire incorporated in the Signature Page attached to this subscription Agreement, and is capable of evaluating a prospective investment in the Shares and is capable of requesting and evaluating all material information needed by the undersigned to make the decision to invest or not invest in the Shares.

9. The Company has provided the undersigned with all information that the undersigned has requested and that the undersigned considers material and relevant, as well as necessary or desirable, in connection with making a decision whether or not to invest in the Shares (excluding those information requests which would cause the Company unreasonable burden of time or expense to provide). The undersigned has made the decision to invest in the Shares only after reviewing all such information, either individually or in consultation with the undersigned’s personal financial advisers.

10. By subscribing for Shares, the undersigned represents and warrants that the undersigned needs no other information in order to make an investment decision.

E. MISCELLANEOUS

1. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated, revoked, or cancelled except by an instrument in writing signed by the party against whom any change, discharge, or termination is sought.

2. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed to the other party at the address given for such party in the accompanying Subscription Package.

3. Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed on behalf of the Company.

4. This Subscription Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into and to be performed in Delaware by and between residents of Delaware, and shall be binding upon the undersigned, the undersigned’s heirs, estate, legal representatives, successors, and assigns, and shall inure to the benefit of the Company, its successors, and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

F. SIGNATURE

The signature page to this Subscription Agreement is contained as part of the applicable Subscription Package